ADDENDUM NO. 1 PERTAINING TO THE LOAN AGREMENT

(Cancellation of Joint Liability of REFU Elektronik GmbH)

The following Addendum pertaining to the Loan Agreement dated February 1st, 2011 for Cancellation of the Joint Liability of REFU Elektronik GmbH is hereby concluded between

RefuSol GmbH
Uracher Straße 91
D-72555 Metzingen

hereinafter referred to as “Borrower” - and

Commerzbank Aktiengesellschaft
Filiale Reutlingen
Unter den Linden 1
D-72762 Reutlingen

hereinafter referred to as “Bank” -

1.     Joint Liability

1.1     The joint liability of REFU Elektronik GmbH, Marktstraße 185, D-72793 Pfullingen is hereby cancelled.

2.     Further Modifications

2.1     Item 3.4 of the Loan Agreement is modified as follows:

The Bank shall charge the Borrower a credit commission to the value of 0.25% p.a. on the loan amount upon closure of the contract. The credit commission is payable on the last day of every month.

3.     Other Agreements

All other agreements contained in the Loan Agreement dated February 1st, 2011, remain unchanged.

4.     Contractual obligations of the Bank / Implementation of the Addendum

The Bank is bound to the offer proposed in this Addendum until March 9th, 2011.

After signature by the Bank, the aforementioned Addendum to the Loan Agreement dated February 1st, 2011 shall only be implemented after the Bank has received the Borrower's legally signed ordinal of the Addendum.

Reutlingen, February 9, 2011	/s/ Commerzbank Aktiengesellschaft - Filiale Reutlingen
(Place, Date)

Metzingen, February 16, 2011	/s/ Refusol GmbH
(Place, Date)